                                                                     EXHIBIT 3.6

                        PENNSYLVANIA DEPARTMENT OF STATE
                               CORPORATION BUREAU

                      Articles of Incorporation-For Profit
                                  (15 Pa.C.S.)

Entity Number  [x] Business-stock (Section 1306)             [ ] Management (Section 2703)
   3175551     [ ] Business-nonstock (Section 2102)          [ ] Professional (Section 2903)
               [ ] Business-statutory close (Section 2303)   [ ] Insurance (Section 3101)
               [ ] Cooperative (Section 7102)

Name                                     DOCUMENT WILL BE RETURNED TO THE
CT CORP-COUNTER                          NAME AND ADDRESS YOU ENTER TO THE LEFT.

Address                                  -

-------------------------------------
City         State           Zip Code

Fee: $100                        Filed in the Department of State on OCT 29 2003

                                 /s/ Pedro A. Cortes
                                 -----------------------------
                                 Secretary of the Commonwealth

         In compliance with the requirements of the applicable provisions (relating to corporations and unincorporated associations), the undersigned, desiring to incorporate a corporation for profit, hereby states that:

1. The name of the corporation (corporate designator required, i.e., "corporation", "incorporated", "limited" "company" or any abbreviation. "Professional corporation" or "P.C"):

General Nutrition Corporation

2. The (a) address of this corporation's current registered office in this Commonwealth (post office box, alone, is not acceptable) or (b) name of its commercial registered office provider and the county of venue is:

     (a) Number and Street       City          State        Zip           County

--------------------------------------------------------------------------------

     (b) Name of Commercial Registered Office Provider                    County

c/o: CT Corporation System                                          Philadelphia
--------------------------------------------------------------------------------

3. The corporation is incorporated under the provisions of the Business Corporation Law of 1988.

4.   The aggregate number of shares authorized: 100

                                                          THIS IS A TRUE COPY OF
                                                             THE ORIGINAL SIGNED
                                                             DOCUMENT FILED WITH
                                                        THE DEPARTMENT OF STATE.

DSCB: 15-1306, 2102/2303/2702/2903/3101/7102A-2


     5. The name and address, including number and street, if any, of each incorporator (all incorporators must sign below):

          Name                                             Address

          Guy E. Snyder, 222 N. LaSalle St, Chicago, IL 60601

     6.   The specified effective date, if any:
                                                ---------------------------.
                                                month/day/year hour, if any

     7. Additional provisions of the articles, if any, attach an 8 1/2 by 11 sheet.

     8. Statutory close corporation only: Neither the corporation nor any shareholder shall make an offering of any of its shares of any class that would constitute a "public offering" within the meaning of the Securities Act of 1933 (15 U.S.C. 77a et seq.)

     9. Cooperative corporations only: Complete and strike out inapplicable term:

          The common bond of membership among its members/shareholders is:----.

                                      IN TESTIMONY WHEREOF, the incorporator(s) has/have signed these Articles of Incorporation to be signed by a duly authorized officer thereof this

                                      28th day of October, 2003.

                                      /s/ Guy E. Snyder
                                      ---------------------------------
                                                Signature

                                      ---------------------------------
                                                Signature